UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-02802
______________________________________________

UBS Cashfund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2011

Item 1.   Reports to Stockholders.

Money Market Funds

UBS Cashfund Inc.
Semiannual Report
September 30, 2011

UBS Cashfund Inc.

November 11, 2011

Dear shareholder,
We present you with the semiannual report for UBS Cashfund Inc. (the “Fund”) for the six months ended September 30, 2011.

Performance
The seven-day current yield for the Fund as of September 30, 2011 was 0.01% (after fee waivers), unchanged from what it was on March 31, 2011. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)

The economy continued to expand during the reporting period, although growth was relatively weak as unemployment remained elevated and the housing market continued to struggle. Against this backdrop, the Federal Reserve Board (the “Fed”) maintained the federal funds rate at a historically low range between 0% and 0.25% during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Fund invests remained extremely low, which in turn kept the Fund’s yield low.
UBS Cashfund Inc.

Investment goal:
Current income, stability of principal and high liquidity

Portfolio Manager:
Robert Sabatino UBS Global Asset Management (Americas) Inc.

Commencement:
January 20, 1978

Dividend payments:
Monthly

An interview with Portfolio Manager Robert Sabatino
Q.	How would you describe the economic environment during the reporting period?
A.	Despite increasing concerns that the US may be headed for a double-dip recession, the US economy continued to grow, albeit at a modest pace. Gross domestic product (“GDP”) growth came in at 2.3% during the fourth quarter of 2010, and then moderated in the first quarter of 2011, coming in at 0.4%. On September 29, 2011, the Commerce Department announced that second quarter 2011 GDP growth had been 1.3%.

UBS Cashfund Inc.

Continued high unemployment, ongoing issues in the housing market and weak consumer spending were all cited as reasons for the tepid growth of the economy.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	High unemployment and moderating economic data caused the Fed to take several actions in an attempt to stimulate the economy. In November 2010, prior to the beginning of the reporting period, the Fed launched a second round of quantitative easing (dubbed “QE2”) that called for the purchase of $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

While QE2 ended on schedule at the end of June, the Fed acknowledged that the economy remained challenged. At its meeting in August, the Fed said “economic growth so far this year has been considerably slower than the Committee had expected,” and “economic conditions...are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.” This led to speculation that a third round of quantitative easing could occur. However, in September, the Fed instead announced its intention to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Q.	How did you position the Fund over the fiscal year?
A.	We tactically adjusted the Fund’s weighted average maturity (or “WAM,” which is the average maturity of the securities in the portfolio) during the fiscal year. At the start of the period, the Fund’s WAM was 49 days. We later moved to reduce its WAM, and as of September 30, 2011, it was 42 days.

UBS Cashfund Inc.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a high level of diversification over the six-month period, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Q.	What types of securities did you emphasize over the period?
A.	Over the six-month period we increased the Fund’s exposure to commercial paper and certificates of deposit and pared its allocation to US government and agency obligations, repurchase agreements, short-term corporate obligations and bank notes. We maintained this stance following the resolution of the debt ceiling matter, due to growing concerns regarding the European sovereign debt crisis. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.	What factors do you believe will affect the Fund over the coming months?
A.	The US economy has clearly moderated, and there are increasing concerns of a double-dip recession. Data released in recent months show elevated unemployment and continued issues in the housing market. The downgrade of US long-term sovereign debt by Standard & Poor’s and other headline events have also shaken investor confidence, and triggered periods of extreme volatility in the stock market. Collectively, these factors may negatively impact consumer spending, a key driver of the economy. Against this backdrop, we expect to see continued low interest rates.

UBS Cashfund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Robert Sabatino
President	Portfolio Manager
UBS Cashfund Inc.	UBS Cashfund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended September 30, 2011. The views and opinions in the letter were current as of November 11, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the Fund. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2011 to September 30, 2011.

Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

	Beginning	Ending	Expenses paid	Expense
	account value	account value[1]	during period[2]	ratio
	April 1,	September 30,	04/01/11 to	during
	2011	2011	09/30/11	the period

Actual	$1,000.00	$1,000.00	$1.05	0.21%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.95	1.06	0.21

[1]	“Actual—Ending account value” may not always be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 divided by 366 (to reflect the one-half year period).

UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	09/30/11	03/31/11	09/30/10

Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%

Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01

Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.39)	(0.26)	(0.30)

Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.39)	(0.26)	(0.30)

Weighted average maturity[2]	42 days	49 days	49 days

Net assets (mm)	$805	$877	$1,047

Portfolio composition[3]	09/30/11	03/31/11	09/30/10

Commercial paper	48.7%	40.5%	40.9%

US government and agency obligations	22.6	31.0	26.9

Certificates of deposit	19.1	14.3	20.6

Repurchase agreements	7.9	10.2	10.0

Short-term corporate obligations	1.7	2.9	1.6

Bank note	—	1.1	—

Other assets less liabilities	(0.0)[4]	(0.0)[4]	(0.0)[4]

Total	100.0%	100.0%	100.0%

[1]	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2]	The Fund is actively managed and its weighted average maturity will differ over time.
[3]	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4]	Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

UBS Cashfund Inc.
Statement of net assets—September 30, 2011
(unaudited)

	Face
Security description	amount	Value

US government and agency obligations—22.63%

Federal Farm Credit Bank
0.000%, due 10/06/11[1]	$10,000,000	$9,999,992

0.230%, due 11/08/11[1]	5,000,000	4,998,850

Federal Home Loan Bank
0.165%, due 10/03/11[2]	7,000,000	7,000,000

0.270%, due 10/03/11[2]	1,000,000	1,000,000

0.280%, due 10/12/11[2]	9,000,000	9,000,000

0.040%, due 10/26/11[1]	8,000,000	7,999,796

0.280%, due 11/07/11[2]	8,000,000	8,000,000

0.300%, due 12/15/11[2]	10,000,000	10,000,000

0.270%, due 02/17/12[1]	10,000,000	9,989,725

0.230%, due 08/03/12[1]	10,000,000	9,980,514

Federal Home Loan Mortgage Corp.*
0.172%, due 10/06/11[2]	10,000,000	9,993,550

Federal National Mortgage Association*
0.050%, due 11/02/11[1]	4,000,000	3,999,833

0.080%, due 11/09/11[1]	10,000,000	9,999,178

US Treasury Bills
0.040%, due 10/27/11[1]	12,000,000	11,999,679

0.213%, due 03/08/12[1]	10,000,000	9,990,733

US Treasury Notes
1.000%, due 12/31/11	5,000,000	5,009,282

0.875%, due 02/29/12	10,000,000	10,020,902

1.375%, due 03/15/12	8,000,000	8,047,126

1.000%, due 04/30/12	6,000,000	6,021,622

0.750%, due 05/31/12	19,900,000	19,968,730

1.875%, due 06/15/12	9,000,000	9,104,286

Total US government and agency obligations (cost—$182,123,798)		182,123,798

Certificates of deposit—19.13%

Banking-non-US—16.65%

Abbey National Treasury Services PLC
0.700%, due 10/17/11[2]	10,500,000	10,500,000

0.450%, due 10/18/11[2]	4,000,000	4,000,000

UBS Cashfund Inc.
Statement of net assets—September 30, 2011
(unaudited)

	Face
Security description	amount	Value

Certificates of deposit—(continued)

Banking-non-US—(concluded)

Bank of Nova Scotia
0.180%, due 10/03/11	$10,000,000	$10,000,000

BNP Paribas SA
0.399%, due 10/17/11[2]	5,000,000	5,000,000

Dnb NOR ASA
0.240%, due 12/28/11	5,000,000	5,000,000

Lloyds TSB Bank PLC
0.500%, due 10/19/11[2]	10,500,000	10,500,000

Mitsubishi UFJ Trust & Banking Corp.
0.200%, due 10/07/11	10,000,000	10,000,000

National Australia Bank Ltd.
0.269%, due 10/14/11[2]	4,000,000	4,000,000

0.270%, due 10/19/11[2]	3,000,000	2,999,973

Natixis
0.270%, due 10/05/11	10,000,000	10,000,000

0.366%, due 10/13/11[2]	4,000,000	4,000,000

Nordea Bank Finland
0.400%, due 06/12/12	7,000,000	7,000,000

Rabobank Nederland NV
0.310%, due 10/18/11[2]	5,000,000	5,000,000

Royal Bank of Canada
0.260%, due 10/03/11[2]	4,500,000	4,500,000

0.275%, due 10/03/11[2]	3,000,000	3,000,000

0.260%, due 01/11/12	8,000,000	8,000,000

Royal Bank of Scotland PLC
0.553%, due 10/25/11[2]	10,500,000	10,500,000

Sumitomo Mitsui Banking Corp.
0.140%, due 10/04/11	5,000,000	5,000,000

Toronto-Dominion Bank
0.080%, due 10/24/11	10,000,000	10,000,000

Westpac Banking Corp.
0.270%, due 10/03/11[2]	5,000,000	5,000,000

		133,999,973

UBS Cashfund Inc.
Statement of net assets—September 30, 2011
(unaudited)

	Face
Security description	amount	Value

Certificates of deposit—(concluded)

Banking-US—2.48%

Bank of America N.A.
0.190%, due 10/04/11	$10,000,000	$10,000,000

State Street Bank and Trust Co.
0.150%, due 10/12/11	10,000,000	10,000,000

		20,000,000

Total certificates of deposit (cost—$153,999,973)		153,999,973

Commercial paper[1]—48.67%

Asset backed-banking US—1.24%

Atlantis One Funding
0.200%, due 10/03/11	10,000,000	10,000,000

Asset backed-miscellaneous—17.71%

Amsterdam Funding Corp.
0.260%, due 10/21/11	10,000,000	9,998,700

Atlantic Asset Securitization LLC
0.650%, due 10/03/11	10,000,000	10,000,000

Barton Capital LLC
0.480%, due 10/03/11	10,000,000	10,000,000

Bryant Park Funding LLC
0.170%, due 10/04/11	12,060,000	12,059,943

0.170%, due 10/27/11	8,000,000	7,999,093

Falcon Asset Securitization Corp.
0.130%, due 10/07/11	10,000,000	9,999,856

Gotham Funding Corp.
0.220%, due 10/19/11	10,000,000	9,999,022

Liberty Street Funding LLC
0.180%, due 10/12/11	9,000,000	8,999,595

Old Line Funding Corp.
0.190%, due 10/25/11	10,000,000	9,998,839

0.210%, due 11/14/11	10,000,000	9,997,550

Regency Markets No. 1 LLC
0.250%, due 10/20/11	10,000,000	9,998,819

Salisbury Receivables Co. LLC
0.220%, due 10/05/11	10,000,000	9,999,878

0.190%, due 10/24/11	10,000,000	9,998,892

UBS Cashfund Inc.
Statement of net assets—September 30, 2011
(unaudited)

	Face
Security description	amount	Value

Commercial paper[1]—(continued)

Asset backed-miscellaneous—(concluded)

Sheffield Receivables Corp.
0.180%, due 10/28/11	$8,500,000	$8,498,937

Thunderbay Funding
0.160%, due 10/13/11	5,006,000	5,005,778

		142,554,902

Asset backed-security—1.24%

Grampian Funding LLC
0.270%, due 10/24/11	10,000,000	9,998,425

Banking-non-US—3.98%

Commonwealth Bank of Australia
0.302%, due 10/06/11[2,3]	5,000,000	4,999,996

0.180%, due 10/11/11	7,000,000	6,999,720

Credit Suisse
0.190%, due 10/12/11	10,000,000	9,999,525

Royal Bank of Scotland PLC
0.170%, due 10/04/11	10,000,000	9,999,953

		31,999,194

Banking-US—15.78%

Barclays US Funding Corp.
0.080%, due 10/03/11	20,000,000	20,000,000

BNP Paribas Finance
0.140%, due 10/03/11	10,000,000	10,000,000

Deutsche Bank Financial LLC
0.230%, due 10/06/11	7,000,000	6,999,866

0.290%, due 10/19/11	10,000,000	9,998,711

ING (US) Funding LLC
0.170%, due 10/14/11	10,000,000	9,999,480

0.360%, due 11/03/11	10,000,000	9,996,900

Kredietbank N.A. Finance Corp.
0.090%, due 10/03/11	10,000,000	10,000,000

Natixis US Finance Co. LLC
0.150%, due 10/03/11	15,000,000	15,000,000

Nordea N.A., Inc.
0.230%, due 12/07/11	5,000,000	4,997,924

UBS Cashfund Inc.
Statement of net assets—September 30, 2011
(unaudited)

	Face
Security description	amount	Value

Commercial paper[1]—(concluded)

Banking-US—(concluded)

Societe Generale N.A., Inc.
0.250%, due 10/03/11	$20,000,000	$20,000,000

State Street Bank & Trust Co.
0.150%, due 10/13/11	10,000,000	9,999,583

		126,992,464

Finance-captive automotive—1.24%

Toyota Motor Credit Corp.
0.250%, due 12/29/11	10,000,000	9,993,958

Finance-noncaptive diversified—2.48%

General Electric Capital Corp.
0.080%, due 12/13/11	10,000,000	9,998,422

0.250%, due 01/17/12	10,000,000	9,992,639

		19,991,061

Insurance-life—2.36%

MetLife Short Term Funding LLC
0.180%, due 10/24/11	10,000,000	9,998,950

0.240%, due 11/21/11	9,000,000	8,997,060

		18,996,010

Pharmaceuticals—1.40%

Novartis Finance Corp.
0.030%, due 10/06/11	11,240,000	11,239,972

Retail-discount—1.24%

Wal-Mart Stores, Inc.
0.060%, due 10/13/11	10,000,000	9,999,833

Total commercial paper (cost—$391,765,819)		391,765,819

Short-term corporate obligations—1.74%

Banking-non-US—1.30%

Svenska Handelsbanken
0.376%, due 12/08/11[2,3]	6,500,000	6,500,000

Westpac Securities NZ Ltd.
0.392%, due 10/04/11[2,3]	4,000,000	4,000,000

		10,500,000

UBS Cashfund Inc.
Statement of net assets—September 30, 2011
(unaudited)

	Face
Security description	amount	Value

Short-term corporate obligations—(concluded)

Banking-US—0.44%

JPMorgan Chase Bank N.A.
0.367%, due 12/09/11[2]	$3,500,000	$3,500,000

Total short-term corporate obligations (cost—$14,000,000)		14,000,000

Repurchase agreements—7.86%

Repurchase agreement dated 09/30/11 with
Barclays Capital, Inc., 0.050% due 10/03/11,
collateralized by $42,230,000 Federal Home
Loan Bank obligations, 3.625% due 03/12/21;
(value—$45,904,116); proceeds: $45,000,188	45,000,000	45,000,000

Repurchase agreement dated 09/30/11 with
Deutsche Bank Securities, 0.050% due 10/03/11,
collateralized by $16,103,000 Federal National Mortgage
Association obligations, 4.375% due 10/15/15;
(value—$18,564,377); proceeds: $18,200,076	18,200,000	18,200,000

Repurchase agreement dated 09/30/11 with State
Street Bank & Trust Co., 0.010% due 10/03/11,
collateralized by $55,043 Federal Home Loan
Mortgage Corp. obligations, 0.900% due 09/12/14;
(value—$55,124); proceeds: $54,000	54,000	54,000

Total repurchase agreements (cost—$63,254,000)		63,254,000

Total investments (cost—$805,143,590 which approximates
cost for federal income tax purposes)—100.03%		805,143,590

Liabilities in excess of other assets—(0.03)%		(238,916)

Net assets (applicable to 805,288,999 shares of common stock
outstanding equivalent to $1.00 per share)—100.00%		$804,904,674

*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1]	Rates shown are the discount rates at date of purchase.
[2]	Variable or floating rate security. The interest rate shown is the current rate as of September 30, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[3]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.93% of net assets as of September 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

UBS Cashfund Inc.
Statement of net assets—September 30, 2011
(unaudited)

Affiliated issuer activity
 The table below details the Fund’s transaction activity in an affiliated issuer for the six months ended September 30, 2011. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
Security	Value at	ended	ended	Value at	ended
description	03/31/11	09/30/11	09/30/11	09/30/11	09/30/11

UBS Private Money Market Fund LLC	$—	$40,787,500	$40,787,500	$—	$116

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

US government and agency obligations	$—	$182,123,798	$—	$182,123,798

Certificates of deposit	—	153,999,973	—	153,999,973

Commercial paper	—	391,765,819	—	391,765,819

Short-term corporate obligations	—	14,000,000	—	14,000,000

Repurchase agreements	—	63,254,000	—	63,254,000

Total	$—	$805,143,590	$—	$805,143,590

UBS Cashfund Inc.
Statement of net assets—September 30, 2011
(unaudited)

Issuer breakdown by country of origin

Percentage of
total investments

United States	75.4%

United Kingdom	5.7

Canada	4.4

Australia	3.5

Japan	3.1

Switzerland	2.6

France	2.4

Finland	0.9

Sweden	0.8

Netherlands	0.6

Norway	0.6

Total	100.0%

Weighted average maturity—42 days

See accompanying notes to financial statements	15

UBS Cashfund Inc.
Statement of operations

For the six
months ended
September 30, 2011
(unaudited)

Investment income:
Interest	$929,355

Securities lending income (includes $116 earned from an affiliated entity)	4,724

934,079

Expenses:
Investment advisory and administration fees	2,019,138

Transfer agency and related services fees	385,587

Professional fees	58,991

Custody and accounting fees	58,038

Reports and notices to shareholders	46,626

State registration fees	25,851

Insurance fees	12,276

Directors’ fees	10,972

Other expenses	17,774

2,635,253

Fee waivers and/or expense reimbursements by investment advisor and administrator	(1,744,404)

Net expenses	890,849

Net investment income	43,230

Net realized loss	(1,937)

Net increase in net assets resulting from operations	$41,293

16	See accompanying notes to financial statements

UBS Cashfund Inc.
Statement of changes in net assets

	For the six
	months ended	For the
	September 30, 2011	year ended
	(unaudited)	March 31, 2011

From operations:
Net investment income	$43,230	$103,833

Net realized gain (loss)	(1,937)	43

Net increase in net assets resulting from operations	41,293	103,876

Dividends and distributions to shareholders from:
Net investment income	(43,230)	(103,833)

Net realized gains from investment activities	—	(70,964)

Total dividends and distributions to shareholders	(43,230)	(174,797)

Net decrease in net assets from capital share transactions	(72,019,399)	(302,421,664)

Net decrease in net assets	(72,021,336)	(302,492,585)

Net assets:
Beginning of period	876,926,010	1,179,418,595

End of period	$804,904,674	$876,926,010

Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements	17

UBS Cashfund Inc.
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Six months ended
September 30, 2011
(unaudited)

Net asset value, beginning of period	$1.00

Net investment income	0.0001

Dividends from net investment income	(0.0001)

Distributions from net realized gains	—

Total dividends and distributions	(0.0001)

Net asset value, end of period	$1.00

Total investment return[3]	0.00%[4]

Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by advisor and administrator	0.62%[5]

Expenses after fee waivers and/or expense reimbursements by advisor and administrator	0.21%[5]

Net investment income	0.01%[5]

Supplemental data:
Net assets, end of period (000’s)	$804,905

[1]	The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2]	Amount represents less than $0.00005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
[4]	Total investment return is less than 0.005%.
[5]	Annualized.
[6]	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $502,423 for overcharges related to prior fiscal periods for postage related expenses.

18	See accompanying notes to financial statements

Years ended March 31,

2011[1]	2010	2009	2008	2007

$1.00	$1.00	$1.00	$1.00	$1.00

0.0001	0.0002	0.0158	0.0433	0.0471

(0.0001)	(0.0002)	(0.0158)	(0.0433)	(0.0471)

(0.0000)[2]	(0.0003)	—	—	—

(0.0001)	(0.0005)	(0.0158)	(0.0433)	(0.0471)

$1.00	$1.00	$1.00	$1.00	$1.00

0.02%	0.05%	1.59%	4.42%	4.81%

0.60%	0.59%	0.55%	0.54%	0.57%

0.27%	0.36%	0.55%	0.52%[6]	0.57%

0.01%	0.02%	1.61%	4.30%	4.71%

$876,926	$1,179,419	$2,301,669	$2,813,371	$2,487,813

See accompanying notes to financial statements	19

UBS Cashfund Inc.
 Notes to financial statements (unaudited)

Organization and significant accounting policies
UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

20

UBS Cashfund Inc.
 Notes to financial statements (unaudited)

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which have been implemented for annual and interim periods beginning after December 15, 2010.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and

21

UBS Cashfund Inc.
 Notes to financial statements (unaudited)

IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions

22

UBS Cashfund Inc.
 Notes to financial statements (unaudited)

with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator
The Fund’s Board of Directors has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS Global AM. Under the Advisory Contract, the Fund pays UBS Global AM an

23

UBS Cashfund Inc.
 Notes to financial statements (unaudited)

investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate

Up to $500 million	0.500%

Next $500 million	0.425

Next $500 million	0.390

Next $500 million	0.380

Next $500 million	0.350

Next $1.0 billion	0.345

Next $500 million	0.325

Next $500 million	0.315

Next $500 million	0.300

Next $500 million	0.290

Over $5.5 billion	0.280

At September 30, 2011, the Fund owed UBS Global AM $38,787 for investment advisory and administration fees, net of fee waivers/expense reimbursements.

UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that the current Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the six months ended September 30, 2011, UBS Global AM voluntarily waived investment advisory and administration fees and/or reimbursed expenses totaling $1,744,404.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2011, the Fund purchased and sold certain securities

24

UBS Cashfund Inc.
 Notes to financial statements (unaudited)

(e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $177,825,430. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the six months ended September 30, 2011, UBS Financial Services, Inc. received from BNY Mellon, not the Fund, $204,821 of the total transfer agency and related services fees paid by the Fund to BNY Mellon.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At September 30, 2011, the Fund did not have any securities on loan.

25

UBS Cashfund Inc.
 Notes to financial statements (unaudited)

Other liabilities and components of net assets
At September 30, 2011, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$2,215

Other accrued expenses*	480,075

*Excludes investment advisory and administration fees.

At September 30, 2011, the components of net assets were as follows:

Accumulated paid in capital	$804,862,674

Accumulated net realized gain	42,000

Net assets	$804,904,674

Capital share transactions There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the six	For the
	months ended	year ended
	September 30,	March 31,
	2011	2011

Shares sold	1,228,105,478	3,022,984,300

Shares repurchased	(1,300,163,500)	(3,325,570,615)

Dividends reinvested	38,623	164,651

Net decrease in shares outstanding	(72,019,399)	(302,421,664)

Federal tax status
The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

26

UBS Cashfund Inc.
 Notes to financial statements (unaudited)

The tax character of distributions paid to shareholders by the Fund during the six months ended September 30, 2011 and the fiscal year ended March 31, 2011 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending March 31, 2012.

As of and during the period ended September 30, 2011, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended September 30, 2011, the Fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Each of the tax years in the four year period ended March 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

UBS Cashfund Inc.
 General information (unaudited)

Monthly and quarterly portfolio holdings reports
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

28

UBS Cashfund Inc.
 Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of UBS Cashfund Inc. (the “Fund”) on July 19-20, 2011, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration agreement (the “Investment Advisory and Administration Agreement”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Fund. The Independent Directors initially discussed the materials provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the

29

UBS Cashfund Inc.
 Board approval of investment advisory and administration agreement (unaudited)

management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $152 billion in assets under management as of March 31, 2011 and was part of the UBS Global Asset Management Division, which had approximately $621 billion in assets under management worldwide as of March 31, 2011. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

30

UBS Cashfund Inc.
 Board approval of investment advisory and administration agreement (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Fund and considered the actual fee rate (after taking any waivers and/or reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). The board also noted that it had received supplemental information relating to net and gross fund yields and certain expense information for UBS money market funds, including the Fund, as compared to peers in the respective Expense Group.

In connection with its consideration of the Fund’s management fees, the board also received information from UBS Global AM with respect to fees paid by institutional or separate accounts; however, in management’s view, such fee information was not very relevant to the Fund because, among other reasons, separately managed and institutional accounts with a “cash” mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Fund is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee was in the fourth quintile and its Actual Management Fee was in the third quintile, while its total expenses were in the first quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable,

31

UBS Cashfund Inc.
 Board approval of investment advisory and administration agreement (unaudited)

and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.) Management noted that the Fund’s Contractual Management Fee was only slightly above the Expense Group median and that its Actual Management Fee and total expenses were below the Expense Group median.

In light of the foregoing, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five- and ten-year periods ended April 30, 2011 and (b) annualized performance information for each year in the ten-year period ended April 30, 2011. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was in the second quintile for the all comparative periods. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Based on its review, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

32

UBS Cashfund Inc.
 Board approval of investment advisory and administration agreement (unaudited)

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee contained breakpoints. The board considered that the Fund’s asset level as of April 30, 2011 exceeded several breakpoints and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee. The board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM’s profitability data, the Contractual Management Fee and Actual Management Fee, and the breakpoints currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement. In making its decision, the

33

UBS Cashfund Inc.
 Board approval of investment advisory and administration agreement (unaudited)

board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

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40

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman	Bernard H. Garil

Alan S. Bernikow	Heather R. Higgins

Richard R. Burt	Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Robert Sabatino
Vice President and Secretary	Vice President

Investment Advisor and
Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2.   Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

      (a)   Included as part of the report to shareholders filed under Item 1 of this form.
      (b)   Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 9, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 9, 2011